                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):     April 16, 2001
                                                            --------------


                               ZANY BRAINY, INC.
                             ---------------------
                (Exact Name of Registrant Specified in Charter)

         Pennsylvania                0-26185                23-2663337
         ------------                --------               ----------
       (State or Other           (Commission File         (I.R.S. Employer
       Jurisdiction of                Number)            Identification No.)
       Incorporation)


                     2520 Renaissance Boulevard
                     King of Prussia, Pennsylvania                                19406
         --------------------------------------------------------     ------------------------------
               (Address of Principal Executive Offices)                        (Zip Code)



     Registrant's telephone number, including area code:    (610) 278-7800
                                                           -----------------


                                Not Applicable
   ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

On April 12, 2001, Zany Brainy, Inc. (the "Company") was advised that the informal committee of unsecured creditors of the Company (the "Committee") had agreed that the existing standstill arrangement between the Company and the Committee was extended through and including April 30, 2001, with the inclusion of a provision that allows either the Company or the Committee to terminate the agreement upon 24 hours notice.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ZANY BRAINY, INC.


Date:    April 16, 2001                   By  /s/  Thomas G. Vellios
      --------------------                   --------------------------
                                             Thomas G. Vellios
                                             Acting Chief Executive Officer